EXHIBIT 10.29

FOURTH AMENDMENT
TO
CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of August 11, 2004 among ASTEC INDUSTRIES, INC., a Tennessee corporation ("Astec Industries"), ASTEC, INC., a Tennessee corporation ("AI"), HEATEC, INC., a Tennessee corporation ("Heatec"), CEI ENTERPRISES, INC., a Tennessee corporation ("CEI"), ASTEC SYSTEMS, INC., a Tennessee corporation ("ASI"), TELSMITH, INC., a Delaware corporation ("Telsmith"), KOLBERG - PIONEER, INC., a Tennessee corporation ("Kolberg"), JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation ("Crushers"), SUPERIOR INDUSTRIES OF MORRIS, INC., a Minnesota corporation ("Superior"), BREAKER TECHNOLOGY, INC., a Tennessee corporation ("Breaker"), ASTEC MOBILE SCREENS, INC., a Nevada corporation ("AMSI"), CARLSON PAVING PRODUCTS, INC., a Washington corporation ("Carlson"), ROADTEC, INC., a Tennessee corporation ("Roadtec"), TRENCOR, INC., a Texas corporation ("Trencor"), AMERICAN AUGERS, INC., a Delaware corporation ("Augers"), AI DEVELOPMENT GROUP, INC., a Minnesota corporation ("AIDG"), AI ENTERPRISES, INC., a Minnesota corporation ("AIEI"), ASTEC HOLDINGS, INC., a Tennessee corporation ("AHI"), ASTEC INVESTMENTS, INC., a Tennessee corporation ("AII"), RI PROPERTIES, INC., a Minnesota corporation ("RIPI"), TI SERVICES, INC., a Minnesota corporation ("TISI") (Astec Industries, AI, Heatec, CEI, ASI, Telsmith, Kolberg, Crushers, Superior, Breaker, AMSI, Carlson, Roadtec, Trencor, Augers, AIDG, AIEI, AHI, AII, RIPI, and TISI are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as agent for Lenders (in such capacity, the "Agent"); and the other Lenders signatory hereto.

WHEREAS, Borrowers, Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2003, that certain Second Amendment to Credit Agreement dated as of October 29, 2003 and that certain Third Amendment to Credit Agreement dated as of March 3, 2004 (as amended from time to time, the "Credit Agreement"); and

WHEREAS, Borrowers, Credit Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  Definitions

    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

  Amendments

    Amendment to Section 1.1(b)(ii). Effective as of the date hereof, Section 1.1(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(ii) Each Borrower shall repay its Ratable Share of the outstanding balance of the Term Loan in (a) fifteen (15) consecutive quarterly installments (i) the first five (5) of which each shall be in the amount of $1,339,285.71 and be due on the first day of January, April, July and October of each year, commencing July 1, 2003, and (ii) the next eleven (11) of which shall be in the amount of $907,842.51 and be due on the first day of January, April, July and October of each year, commencing on October 1, 2004 (provided, however, that, upon the occurrence of the Grapevine, Texas Real Estate Prepayment, so long as no Default or Event of Default has occurred and is continuing at the time of such payment, the amount of each installment under this subclause (ii) which is due after such occurrence shall be an amount equal to the product of (A) the unpaid balance of the Term Loan outstanding at such time immediately after giving effect to the Grapevine, Texas Real Estate Prepayment, divided by (B) twenty-eight (28)) and (b) a final installment due on May 14, 2007 shall be in the amount of the remaining principal balance of the Term Loan."

    Amendment to Section 1.3(b)(iv). Effective as of the date hereof, Section 1.3(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(iv) Until the Termination Date, Borrowers shall prepay the Obligations on or before July 15th of each Fiscal Year after Fiscal Year 2003, in an amount equal to fifty percent (50%) of Excess Cash Flow for the immediately preceding Fiscal Year; provided, however, Borrowers shall not be required to make such prepayment if, at the time such prepayment is required, Borrowers and their Subsidiaries shall have on a consolidated basis a Fixed Charge Coverage Ratio for the 12-month period then ended of greater than or equal to 1.50 to 1.00. Any prepayments from Excess Cash Flow paid pursuant to this clause (iv) during any Separate Borrowing Base Period shall be allocated to each Borrower's Obligations based upon such Borrower's relative contribution to Excess Cash Flow and shall be applied in accordance with Section 1.3(c). Each such prepayment shall be accompanied by a certificate signed by Borrower Representative's chief financial officer certifying the manner in which Excess Cash Flow, the resulting prepayment, and method of allocation to each Borrower's Obligations which certificate shall be in form and substance satisfactory to Agent."

    Amendment to Section 1.3(b)(v). Effective as of the date hereof, Section 1.3(b)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(v) If the Grapevine, Texas Real Estate is not sold on or before  June 30, 2004, then Borrowers shall prepay additional amounts on the Term Loan as follows: $500,000 on January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 2004, and continuing until the earlier to occur of: (A) so long as no Default or Event of Default has occurred and is continuing, the occurrence of the Grapevine, Texas Real Estate Prepayment or (B) such time as the sum of all such payments equal an amount which is no less than $6,250,000."

    Amendment to Section 1.11(a). Effective as of the date hereof, Section 1.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(a) So long as no Default or Event of Default shall have occurred and be continuing, (i) payments consisting of proceeds of Accounts received in the ordinary course of business shall be applied, first, to the Swing Line Loan, and second, to the Revolving Loan; (ii) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (iii) voluntary prepayments shall be applied in accordance with the provisions of Section 1.3(a); and (iv) mandatory prepayments shall be applied as set forth in Sections 1.3(c) and 1.3(d). All payments and prepayments applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share. As to any other payment, and as to all payments made when a Default or Event of Default has occurred and is continuing or following the Commitment Termination Date, each Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of such Borrower, and each Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations of Borrowers as Agent may deem advisable notwithstanding any previous entry by Agent in the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect thereto, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Agent's expenses reimbursable hereunder; (2) to interest on the Swing Line Loan; (3) to principal payments on the Swing Line Loan; (4) to interest on the other Loans, ratably in proportion to the interest accrued as to each Loan; (5) to principal payments on the other Loans and to provide cash collateral for Letter of Credit Obligations in the manner described in Annex B, ratably to the aggregate, combined principal balance of the other Loans and outstanding Letter of Credit Obligations; (6) to Obligations under the Canadian Facility Guaranty; (7) to all other Obligations (other than those Obligations listed in clause (8) below) provided by any Lender including expenses of Lenders to the extent reimbursable under Section 11.3; and (8) to Obligations consisting of or arising out of (a) hedging obligations provided by any Lender or any of its Affiliates under any foreign exchange contract, commodity exchange contract, commodity swap agreement, currency swap agreement, or other swap, cap or collar arrangement and (b) any agreement evidencing cash management services provided by any Lender or any of its Affiliates including those related to deposit accounts, overdraft protection or automated clearing house transactions."

    Amendment to Section 6.2(c). Effective as of the date hereof, subclause (c) of Section 6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(c) so long as no Default or Event of Default has occurred and is continuing and the aggregate total outstanding balance of the Revolving Loan and the Swing Line Loan is less than $2,000,000, Borrowers may make investments, subject to Control Letters in favor of Agent for the benefit of Lenders or otherwise subject to a perfected security interest in favor of Agent for the benefit of Lenders, in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one year from the date of creation thereof, issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (iv) time deposits, maturing no more than 30 days from the date of creation thereof with A Rated Banks and (v) mutual funds that invest solely in one or more of the investments described in clauses (i) through (iv) above; provided, however, Borrowers may make any of the foregoing investments in an amount not greater than $500,000 in the aggregate if the aggregate total outstanding balance of the Revolving Loan and the Swing Line Loan is $2,000,000 or greater so long as no Default or Event of Default has occurred and is continuing;"

    Amendment to Annex A. Effective as of the date hereof, the definition of "Grapevine, Texas Real Estate Prepayment" is hereby added to Annex A to the Credit Agreement to read as follows:

    "Grapevine, Texas Real Estate Prepayment" shall mean an unscheduled prepayment of the Term Loan on or after August 11, 2004 by Borrowers in an amount not less than $6,250,000, reduced for any amounts paid pursuant to Section 1.3(b)(v) (whether or not in connection with the sale of the Grapevine, Texas Real Estate )."

    Amendment to Annex A. Effective as of the date hereof, the definition of "Fixed Charges" in Annex A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "Fixed Charges" shall mean, with respect to any Person for any fiscal period, (a) the aggregate of all Interest Expense paid or accrued during such period but excluding any non-cash interest on the Make-Whole Obligation and any non-cash write-off or amortization of existing indebtedness loan costs for such period, plus (b) the sum of (i) scheduled payments of principal with respect to Funded Debt, other than the portion thereof consisting of the Term Loan, during such period, plus (ii) scheduled payments of principal with respect to the Term Loan for (A) the twelve (12) month period immediately following such fiscal period if such fiscal period ends on or before May 14, 2006, or (B) the twelve (12) month period ending on April 30, 2006 if such fiscal period ends after May 14, 2006, plus (c) scheduled payments with respect to Capital Lease Obligations during such period, plus (d) cash taxes during such period.

    Amendment to Annex A. Effective as of the date hereof, the definition of "Obligations" in Annex A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "'Obligations' shall mean all loans, advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement, letter of credit agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest which accrues after the commencement of any case or proceeding by or against any Credit Party in bankruptcy, whether or not allowed in such case or proceeding), Fees, letter of credit reimbursement obligations, hedging obligations under foreign exchange contracts, commodity exchange contracts, commodity swap agreements, currency swap agreements or other swaps, caps and collar arrangements provided by any Lender or any of its Affiliates, expenses, attorneys' fees and any other sum chargeable to any Credit Party under the Agreement or any of the other Loan Documents or other agreement evidencing cash management services provided by any Lender or any of its Affiliates including those related to deposit accounts, overdraft protection or automated clearing house transactions."

    Amendment to Annex C. Effective as of the date hereof, the last sentence of subsection (c) of Annex C to the Credit Agreement is hereby deleted and replaced with the following:

    "No Borrower shall, or shall cause or permit any Subsidiary thereof to, accumulate or maintain cash in Disbursement Accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements; provided, however, Borrowers shall be permitted to maintain cash in Disbursement Accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements so long as (a) no Default or Event of Default has occurred and is continuing, (b) such excess amount has been advanced to such Disbursement Account by Agent, at its option, as an Advance in connection with a net credit balance on the Revolving Loan and the Swing Line Loan in the Loan Account and (c) such excess amount has been invested in accordance with the terms of Section 6.2(c) hereof."

    Amendment to Annex F. Effective as of the date hereof, subsection (d) of Annex F to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(d) Each Borrower, at its own expense, shall deliver to Agent (i) upon Agent's request, and in no event less frequently than once annually, but semi-annually during the first loan year, appraisals of Inventory (including Inventory comprised of machinery or equipment which is held by or on behalf of any Borrower for sale or lease), (ii) at least twice a year at Agent's request, an audit of each Borrower's Accounts and Inventory, each such audit to be conducted by an audit firm selected by Agent or by internal resources of Agent and the results of which shall be satisfactory to Agent, (iii) upon Agent's request, and in no event less frequently than once annually an appraisal of its machinery and equipment, and (iv) upon request by Agent, such other appraisals of its assets as Agent may request, including, but not limited to, appraisals of Real Estate (except that if no Default or Event of Default shall have occurred and be continuing, then appraisals of Real Estate will be required no more frequently than once annually), all such appraisals to be conducted by an appraiser, and in form and substance, satisfactory to Agent; provided, however, that if each time that under section (d)(ii) above audits are to be delivered by each Borrower to Agent (A) no Default or Event of Default is existing or has occurred and is continuing, and (B) for the period of ninety (90) consecutive days immediately preceding the date of determination the (i) average Borrowing Availability for such period of the Borrowers, plus (ii) cash proceeds held by the Borrowers in accordance with Annex C or invested pursuant to Section 6.2(c) during such period is greater than $25,000,000, then each Borrower may deliver such audits as are required in section (d)(ii) above once per loan year; and"

    Amendment to Section 11.2. Effective as of the date hereof, Section 11.2 of the Credit Agreement is hereby amended to add the following subclause (f) thereto:

    "(f) Upon the Grapevine, Texas Real Estate Prepayment, so long as no Default or Event of Default has occurred and is continuing, Agent shall deliver to Borrower such mortgage releases and other documents necessary or appropriate to evidence the termination of the Lien of Agent and Lenders on the Grapevine, Texas Real Estate."

    Amendment to Schedule 3.19. Effective as of the date hereof, Schedule 3.19 to the Credit Agreement is hereby replaced with Schedule 3.19 attached hereto.

  Conditions Precedent

    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:

      Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:

        this Amendment; and

        such additional documents, instruments and information as Agent or Lenders or their legal counsel may request.

      The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

      No event shall have occurred and be continuing or would result from the making of the Loans contemplated hereby which constitutes a Default; and

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.

  No Waiver

  Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrowers or any Credit Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by Borrowers or any Credit Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrowers or any Credit Party and Agent or any Lender.

  Ratifications, Representations and Warranties

    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

    Ratification of Guaranty. Each of the other Credit Parties signatory hereto hereby ratifies and confirms its guaranty to Agent and Lenders (the "Guaranty"). Each Credit Party hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Credit Party agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Credit Party agrees that all references in such Guaranty to the "Obligations" shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Credit Party hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against the other Credit Parties signatory thereto.

    Representations and Warranties. Each Borrower and Credit Party hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and such Credit Party and will not violate the certificate/articles of incorporation of such Borrower or such Credit Party or the bylaws or other charter or organizational documents of such Borrower or such Credit Party, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) except as disclosed to Agent and Lenders in writing, such Borrower or such Credit Party has not amended its certificate/articles of incorporation or bylaws since May 14, 2003.

  Miscellaneous

    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

    Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

    Expenses. As provided in the Credit Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable and actual costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

    APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Credit Parties signatory hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Required Lenders.

    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    Release. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER OR THE OTHER CREDIT PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

    NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:
ASTEC INDUSTRIES, INC.,
a Tennessee corporation,
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

ASTEC, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

HEATEC, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

CEI ENTERPRISES, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

ASTEC SYSTEMS, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

TELSMITH, INC.,
a Delaware corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

KOLBERG - PIONEER, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

JOHNSON CRUSHERS INTERNATIONAL, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

SUPERIOR INDUSTRIES OF MORRIS, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

BREAKER TECHNOLOGY, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

ASTEC MOBILE SCREENS, INC.,
a Nevada corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

CARLSON PAVING PRODUCTS, INC.,
a Washington corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

ROADTEC, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

TRENCOR, INC.,
a Texas corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

AMERICAN AUGERS, INC.,
a Delaware corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

AI DEVELOPMENT GROUP, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

AI ENTERPRISES, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

ASTEC HOLDINGS, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

ASTEC INVESTMENTS, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

RI PROPERTIES, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

TI SERVICES, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

CREDIT PARTY:
ASTEC FINANCIAL SERVICES, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P & Treasurer

AGENT:
GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ C. Mark Smith
Name: C. Mark Smith
Title: Duly Authorized Signatory

LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ C. Mark Smith
Name: C. Mark Smith
Title: Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Alex M. Council
Name: Alex M. Council
Title: Vice President

ING CAPITAL LLC
By: /s/ W. C. Beddingfield
Name: W.C. Beddingfield
Title: Managing Director

FLEET CAPITAL CORPORATION
By: /s/ Elizabeth L. Waller
Name: Elizabeth L. Waller
Title: Senior Vice President

ORIX BUSINESS CREDIT, A DIVISION OF ORIX FINANCIAL SERVICES, INC.
By: /s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Authorized Representative

ACKNOWLEDGED AND CONSENTED TO:

GENERAL ELECTRIC CAPITAL CANADA INC.
By: /s/ Stephen B. Smith
Name: Stephen B. Smith
Title: Senior Vice President